                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

SEEKING GROWTH OF CAPITAL

[KEMPER TECHNOLOGY FUND]

         "... We're seeing tremendous innovations and applications for today's technologies. Truly, our society is in the midst of a period of unprecedented and dynamic growth. Technology companies are leading us across an exciting new frontier. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
10
Industry Sectors
11
Largest Holdings
12
Portfolio of Investments
16
Financial Statements
18
Notes to Financial Statements
22
Financial Highlights
24
Report of Independent Auditors


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)
                                  [BAR GRAPH]
--------------------------------------------------------------------------------


CLASS A                                                        94.71
CLASS B                                                        92.59
CLASS C                                                        92.68
LIPPER SCIENCE AND TECHNOLOGY FUNDS CATEGORY AVERAGE*         105.66
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES
 IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGE HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

INVESTMENT BY THE FUND IN EMERGING TECHNOLOGY COMPANIES PRESENTS GREATER RISK THAN INVESTMENT IN MORE ESTABLISHED COMPANIES.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                            AS OF      AS OF
                                           10/31/99   10/31/98
--------------------------------------------------------------------------------
    KEMPER TECHNOLOGY FUND
    CLASS A                                $21.29     $11.77
--------------------------------------------------------------------------------
    KEMPER TECHNOLOGY FUND
    CLASS B                                $19.62     $11.03
--------------------------------------------------------------------------------
    KEMPER TECHNOLOGY FUND
    CLASS C                                $19.91     $11.17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND
RANKINGS AS OF 10/31/99
--------------------------------------------------------------------------------
COMPARED WITH ALL OTHER FUNDS IN THE LIPPER SCIENCE AND TECHNOLOGY FUNDS
CATEGORY*

                       CLASS A              CLASS B            CLASS C
--------------------------------------------------------------------------------
1-YEAR              #50 of 89 funds      #52 of 89 funds    #51 of 89 funds
--------------------------------------------------------------------------------
5-YEAR              #14 of 29 funds      #19 of 29 funds    #18 of 29 funds
 .............................................................................
10-YEAR              #9 of 12 funds             N/A                N/A
--------------------------------------------------------------------------------
15-YEAR               #5 of 8 funds             N/A                N/A
--------------------------------------------------------------------------------
20-YEAR               #2 of 3 funds             N/A                N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE YEAR ENDED OCTOBER 31, 1999, KEMPER TECHNOLOGY FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                             CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN       $1.07        $1.07       $1.07
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------


Source: Morningstar, Inc. Chicago, IL (312) 696-6000. The Morningstar Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.

PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED KEMPER TECHNOLOGY FUND IN THE SPECIALTY- TECHNOLOGY CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

BALANCE SHEET A condensed financial statement showing what a company owns, what it owes and the ownership interest in the company of its stockholders, at a certain time.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile due to uncertainty in a company, industry, market or economy. Compared with many other types of stocks, technology stocks are subject to a higher degree of volatility.

SEMICONDUCTOR The essential parts that make it possible to build small, inexpensive electronic systems.

ECONOMIC OVERVIEW

Scudder Kemper Investments, the investment manager for Kemper Funds, is one of the largest and most experienced investment management organizations in the world, managing more than $290 billion in assets for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors and individuals. Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities based on a combination of proprietary research and disciplined, long-term investment strategies.


DEAR KEMPER FUNDS SHAREHOLDER:

    Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.

    Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.

    First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers were buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.

    As for tight labor markets, the traditional economic view is that tight labor -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?

    To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.

    Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.

    Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.

    Supporting our theory are two distinct and important sets of data released in late October: The Bureau of Economic Analysis released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.

    GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.

    At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)

    In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.

    Nevertheless, the Federal Reserve Board raised the federal funds rate and the discount rate by one quarter of a point (0.25%) each at its Nov. 16 meeting. Do we think the Fed made a bad decision? Actually, no.

    First, the Fed has to guard against the possibility that the old relationship between growth and inflation will soon reassert itself. Even if the Fed shared our belief that

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

    The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                     NOW (11/30/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                     --------------          ------------            ----------            -----------
10-year Treasury rate(1)                   6.00                   5.50                   4.80                   5.90
Prime rate(2)                              8.50                   7.75                   8.00                   8.50
Inflation rate(3)*                         2.60                   2.30                   1.50                   2.00
The U.S. dollar(4)                         -0.7                   -0.9                   1.20                   9.40
Capital goods orders(5)*                  12.60                   2.50                   -0.6                   6.40
Industrial production(5)*                  3.30                   2.90                   3.50                   6.90
Employment growth(6)*                      2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*DATA AS OF 10/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

strong consumer demand and low unemployment isn't igniting wage-driven inflation, the organization wouldn't be doing its job if it didn't act in the face of any possibility that inflation might reassert itself.
    More important, the Fed has to be concerned about the explosion in credit we've seen during the last year. Almost everyone but Uncle Sam has been loading up on debt. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have taken out bigger mortgages on their houses and new home equity loans. Equity shareholders have ramped up their margin debt. Financial institutions have issued record amounts of new paper to fund their aggressive growth. The Fed's decision to raise interest rates, thereby making borrowing costlier, should take the frenzy out of this borrowing binge. That is a good thing for future financial stability.
    Indeed, the early positive market reaction to the Fed's move suggests that the markets share our views that the Fed made the right decision.
    Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. the opinions and forecasts expressed are those of the economic advisors of Scudder Kemper Investments, Inc. as of November 18, 1999, and may not actually come to pass. this information is subject to change. no part of this material is intended as an investment recommendation.

To obtain a Kemper Funds prospectus, download one from www.kemper.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

PERFORMANCE UPDATE

[BURKART PHOTO]

JIM BURKART IS LEAD PORTFOLIO MANAGER OF KEMPER TECHNOLOGY FUND. HE IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS AND A MEMBER OF THE FIRM'S GLOBAL EQUITY GROUP. LEADING A TEAM OF FIVE PORTFOLIO MANAGERS, BURKART BRINGS MORE THAN 25 YEARS OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND.
BURKART'S TEAM DRAWS ON THE RESOURCES OF SCUDDER KEMPER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND ECONOMISTS.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE EXPLOSIVE GROWTH OF THE INTERNET AND ELECTRONIC COMMERCE PROPELLED TECHNOLOGY STOCKS TO NEW HEIGHTS DURING THE ANNUAL PERIOD. LEAD PORTFOLIO MANAGER JIM BURKART PROVIDES AN ANALYSIS OF THIS EXCITING BUT VOLATILE MARKET CLIMATE. HE ALSO HIGHLIGHTS THE FACTORS THAT DROVE KEMPER TECHNOLOGY FUND'S GAINS FOR THE ONE-YEAR PERIOD AND PROVIDES A HISTORICAL CONTEXT FOR RECENT PERFORMANCE.

Q    FOR THE ONE-YEAR PERIOD ENDING OCTOBER 31, 1999, KEMPER TECHNOLOGY FUND
EARNED 94.71 PERCENT (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGES). COULD YOU PUT THIS RETURN INTO CONTEXT FOR US?

A    Technology stocks are known for their powerful ups and downs. This year, technology-stock investors enjoyed a tremendous up. For instance, the Hambrecht & Quist Technology index gained 96.28% percent for the one-year period. The fund also earned an outstanding return for the one-year period. We are certainly very pleased to report to shareholders that their investment in the fund has returned more than three and a half times as much as the Standard & Poor's 500 index.
     While we don't want to rain on the parade, we do encourage a longer-term perspective -- even in good times like these. Shareholders should remember that this most recent fiscal year has been exceptionally strong, both for Kemper Technology Fund and for the technology sector overall. Let's consider longer-term historical trends. For instance, for the 10-year period, the fund has earned an average annualized return of 22.22 percent, while the Hambrecht & Quist Technology index has posted an average annualized gain of 27.16 percent. Those are still very solid gains, though not in the same ballpark as the shorter-term figures. And much higher than the historical averages we have in the overall market.

Q    BEFORE YOU DISCUSS THE FUND'S PERFORMANCE IN GREATER DETAIL, COULD YOU
PROVIDE US WITH AN OVERVIEW OF THE MARKET CLIMATE?

A    When we began the fiscal year in November 1998, investors were returning to technology companies with renewed enthusiasm. This resurgence had been a long time coming. Battered by the Asian economic turmoil in 1997, technology stocks had languished throughout much of 1998. By autumn of 1998, many of the demand problems were abating, however. What's more, many technology stocks were trading at attractive valuations, further bolstering their appeal. These factors, along with excitement about the Internet, unleashed a dramatic rally in technology stocks.
     These gains were earned against a backdrop of considerable volatility. While the technology sector rebounded briskly during the final months of 1998 and the first months of 1999, a sharp downturn in February cast a chill across the sector. The climate improved in March, only to slow markedly in April and May. Similarly, strong gains in June were followed by sluggish performance for the remainder of the summer and early fall.

PERFORMANCE UPDATE

The fiscal year ended on a bright note for technology investors, and the traditional October turmoil was kept at bay. All in all, the past year demonstrated that despite the high potential returns, technology stocks are not for the faint of heart.
  In addition to the dynamic expansion of the Internet, two other important factors shaped the market during the fiscal year. First, we saw a new breed of investor enter the technology arena en masse: the "day trader." Often trading over the Internet and typically favoring fledgling technology stocks, these novice investors played a role in creating a speculative and volatile market climate. Second, uncertainty about the potential impact of the Year 2000 computer glitch has cast a shadow throughout the whole market, and over technology stocks in particular.

Q     GIVEN THE VOLATILITY OF THE TECHNOLOGY SECTOR, WHAT FACTORS DO YOU
CONSIDER WHEN CHOOSING STOCKS?

A     When it comes to technology stocks, there can be plenty of buzz. Our job is to look beyond the trends and the noise, and instead seek quality companies that have the ability to generate sustainable, powerful growth. Using rigorous, proprietary research, we target companies with:

- Sustainable, above-average earnings-per-share momentum

- Large, growing markets for their products or services

- Innovative management and products

- Excellent balance sheets

  Simply put, our goal is to invest in companies that offer quality, innovation and the ability to lead the technology revolution into the next decade. This has led us to invest primarily in large-cap, domestic technology companies. However, innovative companies come in all sizes, and the fund is not invested exclusively in large companies. The portfolio also includes stocks of some smaller, less well-known companies. Of course, regardless of company size, we require high-quality fundamentals and earnings-growth potential.

Q     UNLIKE SOME FUNDS THAT CONFINE THEMSELVES TO A NARROWER SEGMENT OF THE
TECHNOLOGY SECTOR, SUCH AS THE INTERNET OR ELECTRONICS, KEMPER TECHNOLOGY FUND IS A DIVERSIFIED TECHNOLOGY FUND, INVESTING THROUGHOUT THE TECHNOLOGY SECTOR. WHAT ARE THE POTENTIAL BENEFITS OF A DIVERSIFIED APPROACH?

A     Diversification offers two potential benefits. First, we have the flexibility to invest where we believe the opportunities are brightest. Second, diversification is a well-recognized strategy for managing overall portfolio risk. Diversification means that you put your eggs in more than one basket. So, if one area of the technology sector falters, other areas may be able to offset the declines.

  Of course, keep in mind that even though Kemper Technology Fund follows a diversified approach, the fund still concentrates its investments in the technology sector. This sort of concentration entails a higher level of risk than a fund that invests across many sectors.

Q     WHAT WORKED PARTICULARLY WELL FOR THE FUND?

A     While we enjoyed strong performance from most of our stocks, semiconductors and component-based technology companies provided an especially strong pocket of performance. These companies produce computer chips: the building blocks for cellular and wireless telecommunications, computers, calculators and a host of other goods. Top-performing semiconductor stocks included Xilinx, Texas Instruments, Applied Materials, Linear Technology and Motorola.
   Data-communications and telecommunications companies also tallied excellent returns. In this area, Lucent Technologies, Tellabs, Nortel Networks and Cisco Systems provided top-notch gains. All provided profitable exposure to the build-out of the Internet's infrastructure, demonstrating that the growth of the Internet is about more than ".com" stocks.
   Despite some bumps along the way, America Online contributed an outstanding gain for the annual period. While our focus on quality, established companies limited our participation in pure-play Internet stocks during much of the year, we have backed America Online with conviction throughout the period. In fact, we've held it since 1997, before its meteoric rise. Thanks in large

TECHNOLOGY FUNDS: WHAT EVERY INVESTOR SHOULD KNOW

Ups and downs are par for the course when it comes to technology stocks. That's why an investment in technology stocks is a long-term proposition. Kemper Technology Fund is designed for investors who are comfortable with the price fluctuations associated with more aggressive investments. Concentration of investments in the technology sector, as well as exposure to emerging companies, presents greater risk than investments in a more diversified fund.

PERFORMANCE UPDATE

part to capital appreciation, America Online was the fund's largest holding during portions of the year. While America Online remains among our current top-10 holdings, we've since reduced our exposure to avoid having too many eggs in one basket.

Q     DESPITE THE FUND'S VERY STRONG FISCAL-YEAR GAIN, WERE THERE FACTORS THAT
HINDERED PERFORMANCE?

A     While their returns were often still good in absolute terms, several computer-hardware stocks fell far behind the pack. These companies produce items such as personal computers and larger mainframe computers for businesses. Dell Computer, International Business Machines (IBM) and Hewlett-Packard all faded as the fiscal year progressed. These companies suffered as a result of fluctuating spending patterns triggered by year 2000 issues. In an effort to build year 2000-resilient systems, many corporations spent a great deal to upgrade their computer hardware during the first half of 1999. These uncharacteristically high levels of spending have tapered down, however.

  Seagate Technology also generated a lackluster return. Seagate is a leading provider of computer memory storage and retrieval devices, such as hard-disk drives. Oversupply and limited demand has hindered Seagate's ability to sell its products at good prices.

  In more general terms, we lagged some of our more aggressive peers, particularly during the first half of the annual period. Because we place a high premium on quality fundamentals and solid business models, we were more cautious about many of the untested ".com" companies than were some other technology funds. We felt it was more prudent to give these Internet companies a chance to show their true colors. We're glad we waited. In even a few short months, a much clearer picture is emerging. We believe we can better discern which companies have the greatest potential to dominate, and which companies will likely be more buzz than substance.

Q     COULD YOU PROVIDE US WITH AN OVERVIEW OF HOW YOU'VE POSITIONED THE
PORTFOLIO? WHAT AREAS HOLD THE GREATEST APPEAL?

A     We remain very optimistic about semiconductor companies, which currently enjoy the largest representation in the portfolio. As we noted, these companies produce the building blocks of today's technologies.

  Internet-infrastructure companies are another important theme in the portfolio. We're investing in the Internet/e-commerce revolution in a variety of ways. For instance, the fund holds a strong contingent of Internet-oriented software companies, including Vignette, BroadVision, I2 Technologies and Mercury Interactive. These companies have produced innovative products that allow customers to manage Internet traffic and create electronic-commerce strategies. Oracle, a leading developer of database software, is also well positioned to profit from the growth of the Internet. Software giant Microsoft -- currently the fund's largest holding -- also provides a well-designed group of Internet services, as well as a very popular Internet-access engine. While this technology powerhouse has faced judicial woes, we're still very positive about its strong product line.

  We've increased our exposure to quality, pure-play Internet companies. In addition to America Online, the portfolio includes Yahoo!, Amazon.com and eBay. America Online is the preeminent Internet service provider, with a dominant market position and a strong, forward-looking business plan. As the second largest Internet-portal company, Yahoo! also captures a wide audience. Because Yahoo! and America Online control such a large customer base, they can attract significant advertising revenue.

  Among the newer kids on the block, Amazon.com and eBay have already distinguished themselves from the pack. Both have attracted loyal and growing audiences, and they both have innovative business strategies and management.

  We're also keen on companies that we believe will benefit from the end of the year 2000 lockdown. Our analysis suggests that many corporations have deferred software expenditures until year 2000 concerns abate. We feel that software firms such as SAP, Rational Software and Microsoft could all benefit after the spending freeze is lifted.

Q     HOW COULD YEAR 2000 AFFECT TECHNOLOGY COMPANIES?

A     Well, no one can predict the future, and the impact of year 2000 is no exception. For instance, we can't be certain how corporate spending trends will play out in the first half of 2000. If companies have stockpiled various technology products (such as personal computers, semiconductors and other components) in 1999, there could be a drop-off in some areas of spending next year. But other areas could benefit after the year 2000 hurdle has been cleared. Many companies have gone into a "lockdown" mode. In lockdown mode, companies freeze any additions or changes to

PERFORMANCE UPDATE

their technology infrastructures in an effort to avoid introducing potential year 2000 glitches into their systems. When the lockdown ends, companies could begin the projects they deferred. Our analysis indicates that software companies could be prime post-lockdown beneficiaries.

Q     IN THE PREVIOUS SEMIANNUAL REPORT, YOU EXPRESSED OPTIMISM ABOUT THE
CONTINUED GROWTH POTENTIAL OF LARGE-CAPITALIZATION TECHNOLOGY COMPANIES. IS YOUR OUTLOOK SIMILARLY POSITIVE TODAY?

A     Yes, we remain optimistic about large technology companies. First, as we've noted in previous reports, the leading large-cap domestic technology companies have demonstrated impressive entrepreneurial vision, as well as the willingness to make their products more convenient and affordable. Also, there is no indication that these companies are resting on their laurels.

  In fact, the pool of attractive opportunities is broadening. Recently, we've seen smaller and mid-cap technology companies build momentum, thanks in part to a strong macroeconomic climate. What's more, these smaller companies often carry lower price tags than their more richly valued large-cap counterparts. We've found several opportunities to add smaller companies to the portfolio, and we anticipate increasing our exposure in the future.

Q     AS WE ENTER THE NEW FISCAL YEAR, WHAT'S YOUR OUTLOOK FOR TECHNOLOGY
STOCKS?

A     We're looking forward to the next year. While no one can predict with certainty what the future will bring, many factors bode well for the technology sector. Excluding the possibility of additional interest-rate increases, the U.S. economy appears to be on track. Corporate profits are growing at a steady, above-average rate. Because many technology companies have international exposure through their supply/ demand relationships, we need to look beyond the United States and consider the global economic climate. Here, too, we find cause for continued optimism. After facing an inhospitable, recessionary climate in 1998 and early 1999, the Asian economies are enjoying a recovery. Europe is also picking up steam.

  Additionally, the period from November to April is typically robust for technology companies. During the holiday season, consumers traditionally increase their purchases of such items as cell phones, VCRs, televisions and video games. Corporations often spend more on infrastructure upgrades during the last several months of a calendar year.

  But perhaps most important, the Internet revolution shows no signs of losing steam. Both consumers and business have embraced the Internet and electronic commerce. Every week, we're seeing tremendous innovations and applications for today's technologies. Truly, our society is in the midst of a period of unprecedented and dynamic growth. Technology companies are leading us across an exciting new frontier.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
For periods ended October 31, 1999 (adjusted for the maximum sales charge)

                                              1-YEAR   5-YEAR     10-YEAR          LIFE OF CLASS
--------------------------------------------------------------------------------------------------
    KEMPER TECHNOLOGY FUND CLASS A            83.48%   29.87%    21.50%   14.27%   (since 9/7/48)
--------------------------------------------------------------------------------------------------
    KEMPER TECHNOLOGY FUND CLASS B            89.59    30.00       N/A    30.63    (since 5/31/94)
--------------------------------------------------------------------------------------------------
    KEMPER TECHNOLOGY FUND CLASS C            92.68    30.31       N/A    30.91    (since 5/31/94)
--------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class A shares from 1/31/88 to 10/31/99

                                         KEMPER TECHNOLOGY     RUSSELL 1000 GROWTH     STANDARD & POOR'S      HAMBRECHT & QUIST
                                           FUND CLASS A1              INDEX+           500 STOCK INDEX++           INDEX+++
                                         -----------------     -------------------     -----------------      -----------------
1/31/88                                         9427                  10000                  10000                   10000
                                                9794                  10998                  10803                    9390
                                               12224                  14949                  13747                   10070
                                               12278                  14910                  12846                    8946
12/31/91                                       17723                  21048                  16225                   13003
                                               17513                  22101                  16949                   15433
                                               19560                  22742                  18145                   18120
                                               21781                  23346                  17866                   21766
12/31/95                                       31096                  32028                  23960                   32950
                                               37502                  39433                  28815                   40952
                                               40170                  51455                  37750                   48007
                                               57680                  71371                  47817                   74681
10/31/99                                       86601                  81671                  53018                  112587

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class B shares from 5/31/94 to 10/31/99

                                         KEMPER TECHNOLOGY     RUSSELL 1000 GROWTH     STANDARD & POOR'S      HAMBRECHT & QUIST
                                           FUND CLASS B1              INDEX+           500 STOCK INDEX++           INDEX+++
                                         -----------------     -------------------     -----------------      -----------------
5/31/94                                        10000                  10000                  10000                  10000
                                               11276                  10529                  10061                  11891
12/31/95                                       15924                  14444                  13492                  18001
                                               18993                  17784                  16227                  22373
12/31/97                                       20165                  23206                  21258                  26227
                                               28668                  32188                  26927                  40800
10/31/99                                       42566                  36834                  29856                  61509

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class C shares from 5/31/94 to 10/31/99

                                         KEMPER TECHNOLOGY     RUSSELL 1000 GROWTH     STANDARD & POOR'S      HAMBRECHT & QUIST
                                           FUND CLASS C1              INDEX+           500 STOCK INDEX++           INDEX+++
                                         -----------------     -------------------     -----------------      -----------------
5/31/94                                        10000                  10000                  10000                  10000
                                               11286                  10529                  10061                  11891
12/31/95                                       16004                  14444                  13492                  18001
                                               19101                  17784                  16227                  22373
12/31/97                                       20269                  23206                  21258                  26227
                                               28941                  32188                  26927                  40800
10/31/99                                       43064                  36834                  29856                  61509

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND, FOR CLASS A SHARES, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 5.75%, AND FOR CLASS B SHARES, ADJUSTMENT FOR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC). THE MAXIMUM CDSC FOR CLASS B SHARES IS 4%. CLASS C SHARES HAVE NO SALES CHARGE ADJUSTMENT. FOR CLASS C SHARES, THERE IS A 1% CDSC ON CERTAIN REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

(1) PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. WHEN REVIEWING THE PERFORMANCE CHART, PLEASE NOTE THAT THE INCEPTION DATE FOR THE HAMBRECHT & QUIST INDEX IS JANUARY 1, 1988. AS A RESULT, WE ARE NOT ABLE TO ILLUSTRATE THE LIFE-OF-FUND PERFORMANCE (SINCE SEPTEMBER 7, 1948) FOR KEMPER TECHNOLOGY FUND CLASS A SHARES. IN COMPARING THE FUND WITH THE RUSSELL 1000 GROWTH INDEX AND THE STANDARD & POOR'S 500 STOCK INDEX, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES. BEGINNING WITH THE NEXT ANNUAL REPORT, THE HAMBRECHT & QUIST INDEX, A MORE REPRESENTATIVE INDEX FOR THE FUND, WILL BE SHOWN INSTEAD OF THE RUSSELL 1000 GROWTH INDEX.

+ THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISING COMMON STOCKS OF LARGER U.S. COMPANIES WITH GREATER THAN AVERAGE GROWTH ORIENTATION AND REPRESENTS THE UNIVERSE OF STOCKS FROM WHICH "EARNINGS/GROWTH" MONEY MANAGERS TYPICALLY SELECT. SOURCE IS WIESENBERGER.

++ THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS WIESENBERGER.

+++ HAMBRECHT & QUIST INDEX IS COMPOSED OF APPROXIMATELY 275 TECHNOLOGY STOCKS,
    SELECTED AS REPRESENTATIVE OF THE OVERALL TECHNOLOGY SECTOR. THE INDEX INCLUDES COMPANIES FROM FIVE TECHNOLOGY GROUPS: COMPUTER HARDWARE, COMPUTER SOFTWARE, COMMUNICATIONS, SEMICONDUCTORS AND INFORMATION SERVICES. SOURCE IS HAMBRECHT & QUIST.

INDUSTRY SECTORS


A YEAR-TO-YEAR COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on October 31, 1999, and on October 31, 1998.

                                  [BAR GRAPH]

                                                                 KEMPER TECHNOLOGY FUND ON          KEMPER TECHNOLOGY FUND ON
                                                                          10/31/99                           10/31/98
Systems, software & services                                               48.40                              45.70

Electronic parts                                                           24.70                              21.20

Other                                                                      18.40                               0.00

Communications                                                              7.80                              18.40

Industrial technology/miscellaneous                                         0.70                               1.70

Personal computing                                                          0.00                               8.70

Life sciences                                                               0.00                               4.30

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 32.5 percent of the fund's total common stock holdings on October 31, 1999

             HOLDINGS                                                          PERCENT
--------------------------------------------------------------------------------------
1.           MICROSOFT                     Develops, markets and supports a      4.1%
                                           variety of software, operating
                                           systems, language and application
                                           programs.
--------------------------------------------------------------------------------------
2.           AMERICA ONLINE                Global leader in consumer on-line     3.9%
                                           services, including Internet
                                           access, E-mail, software and
                                           computer support.
--------------------------------------------------------------------------------------
3.           CISCO SYSTEMS                 Large, comprehensive supplier of      3.7%
                                           routing software and related
                                           systems that direct the flow of
                                           data between local networks.
--------------------------------------------------------------------------------------
4.           MOTOROLA                      Manufactures components, notably      3.7%
                                           semiconductors, and electronic
                                           communications equipment.
--------------------------------------------------------------------------------------
5.           XILINX                        Designs, develops and markets         3.4%
                                           computer circuits and software
                                           design tools, and provides field
                                           engineering support.
--------------------------------------------------------------------------------------
6.           TEXAS INSTRUMENTS             A leading manufacturer of a           2.9%
                                           variety of products, including
                                           semiconductors, defense electronic
                                           systems, software productivity
                                           tools, computer and peripheral
                                           products, and consumer products.
                                           Texas Instruments is the leading
                                           supplier of semiconductors to the
                                           wireless communications industry.
--------------------------------------------------------------------------------------
7.           SUN MICROSYSTEMS              A provider of high-performance        2.9%
                                           workstations, servers and
                                           networking software for the
                                           engineering, scientific,
                                           commercial and technical
                                           industries.
--------------------------------------------------------------------------------------
8.           APPLIED MATERIALS             Develops, manufactures and markets    2.9%
                                           equipment used in the production
                                           of semiconductors.
--------------------------------------------------------------------------------------
9.           ORACLE                        A leading global provider of          2.6%
                                           database management software.
--------------------------------------------------------------------------------------
10.          INTEL                         Engaged in the design,                2.4%
                                           development, manufacture and sale
                                           of advanced semiconductors and
                                           integrated circuits.
--------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1999
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS--94.5%                                                                NUMBER OF SHARES     VALUE
-------------------------------------------------------------------------------------------------------------------------

    HEALTH--.7%
    BIOTECHNOLOGY--.3%
                                          (b) Genentech, Inc.                                  47,800      $    6,967
                                              ---------------------------------------------------------------------------

    MEDICAL SUPPLY & SPECIALTY--.4%
                                          (b) ArthroCare Corp.                                 14,579           1,057
                                              Biomet Inc.                                     300,000           9,037
                                              FPA Medical Mgmt, Inc.                            6,935               0
                                       (a)(b) Survivalink Corp.                               150,000             450
                                       (a)(b) Survivalink Corp., Warrants expiring            110,000             495
                                                2001
                                          (b) Trex Medical Corp.                               60,000             180
                                              ---------------------------------------------------------------------------
                                                                                                               11,219

    PHARMACEUTICALS--0.0%
                                          (b) Pharmos Corp.                                   411,349             488
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--5.4%
    CELLULAR TELEPHONE--.8%

                                              Nokia Oy "A" (ADR)                              200,000          23,112
                                              ---------------------------------------------------------------------------

    TELEPHONE/ COMMUNICATIONS--4.6%
                                          (b) Allied Riser Communications Corp.               200,900           3,629
                                          (b) Global Crossing Ltd.                              2,500              86
                                          (b) ICG Communications, Inc.                          7,270             119
                                          (b) Inet Technologies, Inc.                         231,500           8,855
                                          (b) JDS Uniphase Corp.                              270,000          45,056
                                          (b) MCI WorldCom, Inc.                              209,000          17,935
                                          (b) McLeodUSA Inc. "A"                              200,000           8,925
                                              Nortel Networks Corp.                           600,000          37,162
                                          (b) Time Warner Telecom Inc. "A"                    110,400           2,781
                                          (b) Triton PCS Holdings, Inc. "A"                    74,000           2,608
                                              ---------------------------------------------------------------------------
                                                                                                              127,156
-------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--1.5%
    CONSUMER FINANCE--0.0%
                                          (b) Onyx Acceptance Corp.                            14,905             102
                                              ---------------------------------------------------------------------------

    OTHER FINANCIAL COMPANIES--1.5%
                                       (a)(b) Adams Capital Management, L.P., 3.6%                 --           1,623
                                                limited partnership interest
                                       (a)(b) Asset Management Association 1996, L.P.,             --           2,466
                                                2.5% limited partnership interest
                                       (a)(b) Asset Management Association 1998, L.P.,             --           1,201
                                                3.5% limited partnership interest
                                       (a)(b) Crosspoint Venture Partners 1993,                    --          26,143
                                                L.P., 3.1% limited partnership
                                                interest
                                       (a)(b) GeoCapital III. L.P., 5.0% limited                   --             726
                                                partnership interest
                                       (a)(b) GeoCapital IV, L.P., 2.9% limited                    --           3,411
                                                partnership interest
                                       (a)(b) Med Venture Associates II, L.P., 6.1%                --           1,437
                                                limited partnership interest
                                       (a)(b) Med Venture Associates III, L.P., 2.7%               --             504
                                                limited partnership interest
                                       (a)(b) Sevin Rosen Fund V, L.P., 2.8% limited               --           3,418
                                                partnership interest
                                              ---------------------------------------------------------------------------
                                                                                                               40,929
-------------------------------------------------------------------------------------------------------------------------

    MEDIA--1.8%
    ADVERTISING--.6%
                                          (b) DoubleClick, Inc.                               114,840          16,078
                                              ---------------------------------------------------------------------------

    BROADCASTING & ENTERTAINMENT--.1%
                                          (b) MP3.com, Inc.                                    33,800           1,639
                                              ---------------------------------------------------------------------------

    CABLE TELEVISION--1.1%
                                          (b) AT&T Corp -- Liberty Media Group                600,000          23,812
                                          (b) Insight Communications Co., Inc.                316,800           7,484
                                              ---------------------------------------------------------------------------
                                                                                                               31,296

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF SHARES      VALUE
-------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--8.5%
    EDP SERVICES--4.4%
                                          (b) Concord Communications,Inc.                     130,000      $    6,752
                                              Electronic Data Systems Corp.                   900,000          52,650
                                              First Data Corp.                                820,000          37,464
                                          (b) PSINet, Inc.                                    250,000           9,000
                                          (b) VeriSign, Inc.                                  135,800          16,771
                                              ---------------------------------------------------------------------------
                                                                                                              122,637

    MISCELLANEOUS COMMERCIAL--.8%
                                          (b) Internap Network Services Corp.                  34,200           3,159
                                          (b) Siebel Systems, Inc.                            100,000          10,981
                                          (b) Whittman-Hart, Inc.                             250,000           9,609
                                              ---------------------------------------------------------------------------
                                                                                                               23,749

    MISCELLANEOUS CONSUMER--3.3%
                                          (b) Akamai Technologies, Inc.                        28,300           4,109
                                          (b) At Home Corp. "A"                               150,000           5,606
                                          (b) Autoweb.com, Inc.                                28,791             246
                                          (b) Yahoo! Inc.                                     300,000          53,719
                                          (b) eBay, Inc.                                      200,000          27,025
                                              ---------------------------------------------------------------------------
                                                                                                               90,705
-------------------------------------------------------------------------------------------------------------------------

    DURABLES--3.7%
    TELECOMMUNICATIONS EQUIPMENT--3.7%
                                          (b) Com21, Inc.                                      28,824             382
                                              Lucent Technologies, Inc.                       855,000          54,934
                                          (b) Newbridge Networks Corp.                        100,000           1,975
                                          (b) Tellabs, Inc.                                   700,000          44,275
                                              ---------------------------------------------------------------------------
                                                                                                              101,566
-------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--3.2%
    INDUSTRIAL SPECIALTY--2.1%

                                              Corning, Inc.                                   300,000          23,587
                                          (b) QUALCOMM Inc.                                   150,000          33,412
                                              ---------------------------------------------------------------------------
                                                                                                               56,999

    OFFICE EQUIPMENT/SUPPLIES--1.1%
                                          (b) Lexmark International Group Inc. "A"            400,000          31,225
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--69.7%
    COMPUTER SOFTWARE--23.1%
                                          (b) Advanced Digital Information Corp.              500,000          18,625
                                          (b) America Online Inc.                             800,000         103,750
                                          (b) Art Technology Group, Inc.                       50,000           2,700
                                          (b) BEA Systems, Inc.                               300,000          13,687
                                          (b) BMC Software Inc.                               100,000           6,419
                                          (b) Broadvision, Inc.                               150,000          10,950
                                          (b) Brocade Communications Systems, Inc.             32,349           8,702
                                          (b) Digex, Inc.                                     110,500           3,163
                                          (b) Electronic Arts Inc.                            750,000          60,609
                                          (b) Entrust Technologies Inc.                        50,000           1,256
                                          (b) I2 Technologies Inc.                            275,100          21,716
                                          (b) Inktomi Corp.                                   100,000          10,144
                                          (b) Intertrust Technologies Corp.                    14,800             807
                                          (b) Intuit Inc.                                   1,530,000          44,561
                                          (b) Legato Systems, Inc.                            270,000          14,512
                                          (b) Macromedia, Inc.                                200,500          12,920
                                          (b) Microsoft Corp.                               1,150,000         106,447
                                          (b) NVIDIA Corp.                                    100,000           2,212
                                          (b) Oracle Systems Corp.                          1,450,000          68,966
                                          (b) Parametric Technology Corp.                     819,176          15,616
                                          (b) Rational Software Corp.                         300,000          12,825
                                          (b) RealNetworks, Inc.                              100,000          10,969
                                              SAP AG (Sponsored ADR)                        1,000,000          36,563
                                          (b) Sycamore Networks, Inc.                          50,900          10,944
                                          (b) Synopsys Ltd.                                   375,000          23,367
                                          (b) Vignette Corp.                                   74,600          11,787
                                          (b) Wind River Systems                              400,000           8,150
                                              ---------------------------------------------------------------------------
                                                                                                              642,367

(DOLLARS IN THOUSANDS)

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF SHARES     VALUE
-------------------------------------------------------------------------------------------------------------------------

    DIVERSE ELECTRONIC PRODUCTS--11.1%
                                          (b) Applied Materials, Inc.                         840,000      $   75,443
                                          (b) Dell Computer Corp.                           1,040,000          41,730
                                          (b) KLA Tencor Corp.                                420,000          33,259
                                              Motorola, Inc.                                1,000,000          97,438
                                          (b) Solectron Corp.                                 670,000          50,418
                                          (b) Teradyne, Inc.                                  300,000          11,550
                                              ---------------------------------------------------------------------------
                                                                                                              309,838

    EDP PERIPHERALS--4.8%
                                          (b) EMC Corp.                                       600,000          43,800
                                          (b) Mercury Interactive Corp.                       500,000          40,563
                                          (b) Seagate Technology, Inc.                        500,800          14,742
                                          (b) VERITAS Software Corp.                          320,000          34,520
                                              ---------------------------------------------------------------------------
                                                                                                              133,625

    ELECTRONIC COMPONENTS/
      DISTRIBUTORS--7.4%
                                          (b) Broadcom Corp.                                  150,000          19,172
                                          (b) Cisco Systems, Inc.                           1,335,429          98,822
                                          (b) Gateway Inc.                                    400,000          26,425
                                          (b) Juniper Networks, Inc.                           99,300          27,370
                                              Molex Inc. "A"                                  725,000          23,925
                                          (b) SCI Systems, Inc.                               200,000           9,875
                                              ---------------------------------------------------------------------------
                                                                                                              205,589

    ELECTRONIC DATA PROCESSING--4.4%
                                              Compaq Computer Corp.                           263,600           5,008
                                              Hewlett-Packard Co.                             205,000          15,183
                                              International Business Machines Corp.           270,000          26,561
                                          (b) Sun Microsystems, Inc.                          714,400          75,592
                                              ---------------------------------------------------------------------------
                                                                                                              122,344

    OFFICE/PLANT AUTOMATION--.7%
                                          (b) Metrika Systems Corp.                            66,666             398
                                          (b) Novell Inc.                                     960,000          19,260
                                              ---------------------------------------------------------------------------
                                                                                                               19,658

    SEMICONDUCTORS--18.2%
                                          (b) Burr-Brown Corp.                                105,000           4,128
                                          (b) Conexant Systems, Inc.                          202,000          18,862
                                          (b) DuPont Photomasks, Inc.                         100,000           4,950
                                              Intel Corp.                                     801,400          62,058
                                              Linear Technology Corp.                         600,000          41,963
                                          (b) Maxim Integrated Products Inc.                  550,000          43,416
                                          (b) Micron Technology Inc.                          750,000          53,484
                                          (b) PMC-Sierra, Inc.                                200,000          18,850
                                              STMicroelectronics N.V. (New York
                                                shares)                                       400,000          36,350
                                          (b) Sanmina Corp.                                   350,000          31,522
                                              Texas Instruments, Inc.                         864,800          77,616
                                          (b) Transwitch Corp.                                 20,134             948
                                          (b) Vitesse Semiconductor Corp.                     508,000          23,305
                                          (b) Xilinx, Inc.                                  1,119,400          88,013
                                              ---------------------------------------------------------------------------
                                                                                                              505,465
                                              ---------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS--94.5%
                                              (Cost $1,425,422)                                             2,624,753

                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT     VALUE
-------------------------------------------------------------------------------------------------------------------------

    REPURCHASE AGREEMENTS--1.1%
                                          (c) Repurchase Agreement with State Street
                                              Bank and Trust Company dated
                                              10/29/1999, 5.200% due 11/01/1999
                                              (Cost $31,886)                               $   31,886      $   31,886

                                              --------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT     VALUE
----------------------------------------------------------------------------------------------------------------------

    MONEY MARKET INSTRUMENTS--4.4%           Lexington Parker Capital Corp., 6.143%,
                                               02/25/2000                                  $    6,000      $    5,884

                                             Northern Rock PLC, 5.548%, 01/21/2000             30,000          29,636

                                             Toyota Motor Credit Corp., 5.275%,                15,000          14,969
                                               11/15/99

                                             UBS Finance, Inc., 5.313%, 11/29/1999             20,000          19,919

                                             Wal-Mart Stores, Inc., 5.312%, 11/01/99           23,000          23,000

                                             Wal-Mart Stores, Inc., 5.307%, 11/09/99            4,000           3,995

                                             Wal-Mart Stores, Inc., 5.313%, 12/06/99           23,000          22,882

                                             Walt Disney Co., 5.333%, 11/05/1999                1,000             999

                                             ---------------------------------------------------------------------------
                                             TOTAL MONEY MARKET INSTRUMENTS
                                             (Cost $121,284)                                                  121,284
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost $1,578,592)                                              2,777,923
                                             ---------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The following securities may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business; they were valued at cost on the dates of acquisition. These securities are valued at fair value as determined in good faith by the Board of Trustees of the fund. At October 31, 1999 the value of the fund's restricted securities was $41,874 which represented 1.5% of net assets.

                                                    DATE OF                  NUMBER
SECURITY DESCRIPTION                              ACQUISITION              OF SHARES                 COST
--------------------------------------------------------------------------------------------------------------
                                                 September 1997           3.6% limited
Adams Capital Management , L.P.                  to April 1999        partnership interest          $1,477,817
--------------------------------------------------------------------------------------------------------------
                                                   June 1996              2.5% limited
Asset Management Associates 1996, L.P.           to March 1998        partnership interest           1,743,204
--------------------------------------------------------------------------------------------------------------
                                                                          3.5% limited
Asset Management Associates 1998, L.P.              May 1998          partnership interest           1,200,000
--------------------------------------------------------------------------------------------------------------
                                                   April 1993             3.1% limited
Crosspoint Venture Partners 1993, L.P.           to March 1998        partnership interest             727,982
--------------------------------------------------------------------------------------------------------------
                                                 December 1993            5.0% limited
GEO Capital III, L.P.                            to March 1998        partnership interest           1,305,070
--------------------------------------------------------------------------------------------------------------
                                                   April 1996             2.9% limited
GEO Capital IV, L.P.                             to March 1998        partnership interest           2,572,648
--------------------------------------------------------------------------------------------------------------
                                                    May 1996              6.1% limited
Med Venture Associates II, L.P.                  to March 1998        partnership interest           1,413,540
--------------------------------------------------------------------------------------------------------------
                                                                          2.7% limited
Med Venture Associates III, L.P.                 September 1998       partnership interest             550,000
--------------------------------------------------------------------------------------------------------------
                                                   April 1996             2.8% limited
Sevin Rosen Fund V, L.P.                         to March 1998        partnership interest           2,155,004
--------------------------------------------------------------------------------------------------------------
Survivalink Corp.
  common stock                                   December 1995           150,000 shrs.          3.00 per share
  warrants expiring 2001                        to October 1996          110,000 shrs.          4.50 per share
--------------------------------------------------------------------------------------------------------------

(b) Non-income producing security.

(c) Repurchase agreements are fully collateralized by U.S. Treasury or Government securities.

Based on the cost of investments of $1,578,592 for federal income tax purposes at October 31, 1999, the gross unrealized appreciation was $1,217,193, the gross unrealized depreciation was $17,862 and the net unrealized appreciation on investments was $1,199,331.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
(IN THOUSANDS)

--------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------

Investments, at value
(Cost: $1,578,592)                                              $2,777,923
--------------------------------------------------------------------------
Cash                                                                     1
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  27,366
--------------------------------------------------------------------------
  Fund shares sold                                                  15,586
--------------------------------------------------------------------------
  Dividends and interest                                               155
--------------------------------------------------------------------------
  Foreign taxes recoverable                                              3
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 2,821,034
--------------------------------------------------------------------------

--------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                              6,492
--------------------------------------------------------------------------
  Fund shares redeemed                                               6,138
--------------------------------------------------------------------------
  Management fee                                                     1,153
--------------------------------------------------------------------------
  Other accrued expenses                                             1,600
--------------------------------------------------------------------------
    Total liabilities                                               15,383
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $2,805,651
--------------------------------------------------------------------------

--------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------

Net assets consist of:
Net unrealized appreciation (depreciation) on investment
  securities                                                     1,199,331
--------------------------------------------------------------------------
Accumulated net realized gain                                      277,036
--------------------------------------------------------------------------
Paid-in capital                                                  1,329,284
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $2,805,651
--------------------------------------------------------------------------

--------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($2,233,116 / 104,913 shares outstanding)                         $21.29
--------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)              $22.59
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($465,164 / 23,705 shares outstanding)                            $19.62
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($73,285 / 3,681 shares outstanding)                              $19.91
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  $34,086 / 1,583 shares outstanding)                               $21.54
--------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 1999
(IN THOUSANDS)

--------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------
--------------------------------------------------------------------------
  Interest                                                      $    8,576
--------------------------------------------------------------------------
  Dividends (net foreign taxes withheld of $38)                      2,377
--------------------------------------------------------------------------
Total income                                                        10,953
--------------------------------------------------------------------------
Expenses:
  Management fee                                                    10,608
--------------------------------------------------------------------------
  Administrative service fees                                        3,559
--------------------------------------------------------------------------
  Custodian and transfer agent fees                                  4,503
--------------------------------------------------------------------------
  Trustees' fees                                                        41
--------------------------------------------------------------------------
  Reports to shareholders                                              305
--------------------------------------------------------------------------
  Auditing                                                             107
--------------------------------------------------------------------------
  Legal                                                                 10
--------------------------------------------------------------------------
  Registration fees                                                     38
--------------------------------------------------------------------------
  Distribution fees                                                  2,218
--------------------------------------------------------------------------
  Other                                                                 89
--------------------------------------------------------------------------
  Expenses before expense reductions                                21,478
--------------------------------------------------------------------------
  Expense reductions                                                   (44)
--------------------------------------------------------------------------
    Expenses, net                                                   21,434
--------------------------------------------------------------------------
NET INVESTMENT LOSS                                                (10,481)
--------------------------------------------------------------------------

--------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------
Net realized gain (loss) from investment securities                287,902
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
  on investment securities                                         945,575
--------------------------------------------------------------------------
Net gain (loss) on investment transactions                       1,233,477
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $1,222,996
--------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                          YEAR ENDED
                                                                          OCTOBER 31,
                                                                -------------------------------
                                                                   1999                 1998
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
-----------------------------------------------------------------------------------------------
Operations:
  Net investment loss                                           $  (10,481)              (5,757)
-----------------------------------------------------------------------------------------------
  Net realized gain                                                287,902              112,666
-----------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) during the
  period                                                           945,575               (7,862)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations             1,222,996               99,047
-----------------------------------------------------------------------------------------------
Distributions to shareholders from capital gains                  (112,712)            (198,743)
-----------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions         447,376              137,964
-----------------------------------------------------------------------------------------------
Increase in net assets                                           1,557,660               38,268
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------
Net assets at beginning of year                                  1,247,991            1,209,723
-----------------------------------------------------------------------------------------------
NET ASSETS AT END OF YEAR                                       $2,805,651            1,247,991
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Technology Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

                             The fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the fund have equal rights with respect to voting subject to class specific arrangements.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements.

--------------------------------------------------------------------------------

2     SIGNIFICANT
      ACCOUNTING POLICIES    SECURITY VALUATION. Investments are stated at value
                             determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with certain banks and broker/dealers whereby the fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of

NOTES TO FINANCIAL STATEMENTS

                             which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to is shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $10,608,000 for the year ended October 31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended October 31, 1999 are $393,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended October 31, 1999 are $2,780,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual

NOTES TO FINANCIAL STATEMENTS

                             rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the year ended October 31, 1999 are $3,559,000, of which $6,000 was paid by KDI to affiliates, and of which $308,000 is unpaid.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $3,357,000 for the year ended October 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the year ended October 31, 1999, the fund made no payments to its officers and incurred trustees' fees of $41,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $1,304,267

                             Proceeds from sales                       1,058,086

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                               YEAR ENDED OCTOBER 31,
                                                                          1999                         1998
                                                                 ----------------------       ----------------------
                                                                  SHARES      AMOUNT           SHARES      AMOUNT
                                       SHARES SOLD
                                        Class A                   163,261   $ 2,717,319         96,699   $ 1,142,790
                                       -----------------------------------------------------------------------------
                                        Class B                    19,259       307,696          5,628        62,605
                                       -----------------------------------------------------------------------------
                                        Class C                    11,891       187,903         17,085       191,902
                                       -----------------------------------------------------------------------------
                                        Class I                     1,946        32,608            960        11,469
                                       -----------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                     5,614        77,078         13,549       140,294
                                       -----------------------------------------------------------------------------
                                        Class B                       916        11,698          1,790        17,510
                                       -----------------------------------------------------------------------------
                                        Class C                       129         1,674            156         1,528
                                       -----------------------------------------------------------------------------
                                        Class I                       120         1,654            307         3,187
                                       -----------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                  (156,882)   (2,591,142)      (100,751)   (1,195,484)
                                       -----------------------------------------------------------------------------
                                        Class B                    (8,909)     (110,192)        (3,520)      (39,015)
                                       -----------------------------------------------------------------------------
                                        Class C                    (9,906)     (154,043)       (16,431)     (185,199)
                                       -----------------------------------------------------------------------------
                                        Class I                    (2,118)      (34,877)        (1,149)      (13,623)
                                       -----------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                       837        13,856            712         8,375
                                       -----------------------------------------------------------------------------
                                        Class B                       902       (13,856)          (755)       (8,375)
                                       -----------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS          $   447,376                  $   137,964
                                       -----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

7    EXPENSE OFF-SET
     ARRANGEMENTS            The fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $44,000, under these arrangements.

FINANCIAL HIGHLIGHTS

                                           --------------------------------------
                                                          CLASS A
                                           --------------------------------------
                                                   YEAR ENDED OCTOBER 31,
                                            1999    1998    1997    1996    1995
---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year         $11.77   13.13   13.16   14.63   11.50
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment gain (loss)                 (.06)   (.04)   (.06)   (.08)   (.03)
---------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)   10.65     .82    2.14     .74    4.66
---------------------------------------------------------------------------------
Total from investment operations            10.59     .78    2.08     .66    4.63
---------------------------------------------------------------------------------
Less distribution from net realized gain     1.07    2.14    2.11    2.13    1.50
---------------------------------------------------------------------------------
Net asset value, end of year               $21.29   11.77   13.13   13.16   14.63
---------------------------------------------------------------------------------
TOTAL RETURN                                94.71%   8.21   17.11    7.83   47.30
 RATIOS TO AVERAGE NET ASSETS
Expenses, before expense reductions           .93%    .92     .89     .89     .88
---------------------------------------------------------------------------------
Expenses, net                                 .93%    .92     .89     .89     .88
---------------------------------------------------------------------------------
Net investment loss                          (.38)%  (.37)   (.42)   (.62)   (.23)
---------------------------------------------------------------------------------

                                                          CLASS B
                                           --------------------------------------
                                                     YEAR ENDED OCTOBER 31,
                                            1999    1998    1997    1996    1995
                                           --------------------------------------
---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year         $11.03   12.54   12.77   14.39   11.45
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                        (.22)   (.14)   (.18)   (.19)   (.15)
---------------------------------------------------------------------------------
  Net realized and unrealized gain           9.88     .77    2.06     .70    4.59
---------------------------------------------------------------------------------
Total from investment operations             9.66     .63    1.88     .51    4.44
---------------------------------------------------------------------------------
Less distribution from net realized gain     1.07    2.14    2.11    2.13    1.50
---------------------------------------------------------------------------------
Net asset value, end of year               $19.62   11.03   12.54   12.77   14.39
---------------------------------------------------------------------------------
TOTAL RETURN                                92.59%   7.24   15.91    6.76   45.65
 RATIOS TO AVERAGE NET ASSETS
Expenses, before expense reductions          1.92%   1.85    1.85    1.87    1.82
---------------------------------------------------------------------------------
Expenses, net                                1.92%   1.85    1.85    1.87    1.82
---------------------------------------------------------------------------------
Net investment loss                         (1.37)% (1.30)  (1.38)  (1.60)  (1.17)
---------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                          CLASS C
                                           --------------------------------------
                                                   YEAR ENDED OCTOBER 31,
                                            1999    1998    1997    1996    1995
                                           --------------------------------------
---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year         $11.17   12.64   12.85   14.45   11.45
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                        (.21)   (.14)   (.17)   (.18)   (.15)
---------------------------------------------------------------------------------
  Net realized and unrealized gain          10.02     .81    2.07     .71    4.65
---------------------------------------------------------------------------------
Total from investment operations             9.81     .67    1.90     .53    4.50
---------------------------------------------------------------------------------
Less distribution from net realized gain     1.07    2.14    2.11    2.13    1.50
---------------------------------------------------------------------------------
Net asset value, end of year               $19.91   11.17   12.64   12.85   14.45
---------------------------------------------------------------------------------
TOTAL RETURN                                92.68%   7.57   15.98    6.88   46.23
 RATIOS TO AVERAGE NET ASSETS
Expenses, before expense reductions          1.82%   1.81    1.82    1.82    1.76
---------------------------------------------------------------------------------
Expenses, net                                1.82%   1.81    1.82    1.82    1.76
---------------------------------------------------------------------------------
Net investment loss                         (1.27)% (1.26)  (1.35)  (1.55)  (1.11)
---------------------------------------------------------------------------------

                                                        CLASS I
                                            -----------------------------    JULY 3 TO
                                               YEAR ENDED OCTOBER 31,       OCTOBER 31,
                                            1999    1998    1997    1996      1995
                                            -------------------------------------------
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $11.86   13.19   13.20   14.64      12.72
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                        (.02)   (.02)   (.04)   (.07)      (.02)
---------------------------------------------------------------------------------------
  Net realized and unrealized gain          10.77     .83    2.14     .76       1.94
---------------------------------------------------------------------------------------
Total from investment operations            10.75     .81    2.10     .69       1.92
---------------------------------------------------------------------------------------
Less distribution from net realized gain     1.07    2.14    2.11    2.13         --
---------------------------------------------------------------------------------------
Net asset value, end of period             $21.54   11.86   13.19   13.20      14.64
---------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               95.39%   8.44   17.23    8.06      15.09
---------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses, before expense reductions           .65%    .67     .74     .76        .65
---------------------------------------------------------------------------------------
Expenses, net                                 .64%    .67     .74     .76        .65
---------------------------------------------------------------------------------------
Net investment loss                          (.09)%  (.12)   (.27)   (.49)      (.33)
---------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES

                                           --------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                              1999        1998        1997        1996        1995
                                           --------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)   $2,805,651   1,247,991   1,209,723   1,062,813   1,017,955
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            59%        146         192         121         105
---------------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Per share data for 1995 through 1999 was determined based on average shares outstanding.

TAX INFORMATION

The fund paid a distribution of $1.07 per share from net long-term capital gains during the year ended October 31, 1999, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the fund designates $242,000,000 as capital gain dividends for the year ended October 31, 1999, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER TECHNOLOGY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Technology Fund, as of October 31, 1999, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Technology Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995, in conformity with generally accepted accounting principles.

                                                              ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          December 17, 1999

NOTES

                                                                           NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY
Trustee                           President

LEWIS A. BURNHAM                  PHILIP J. COLLORA
Trustee                           Vice President and
                                  Secretary
DONALD L. DUNAWAY
Trustee                           JOHN R. HEBBLE
                                  Treasurer
ROBERT B. HOFFMAN
Trustee                           TRACY MCCORMICK
                                  Vice President
DONALD R. JONES
Trustee                           ANN M. MCCREARY
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        KATHRYN L. QUIRK
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           LINDA J. WONDRACK
                                  Vice President
CORNELIA SMALL
Trustee and Vice President        MAUREEN E. KANE
                                  Assistant Secretary
WILLIAM P. SOMMERS
Trustee                           CAROLINE PEARSON
                                  Assistant Secretary

                                  BRENDA LYONS
                                  Assistant Treasure
--------------------------------------------------------------------------------
LEGAL COUNSEL                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                  222 North LaSalle Street
                                  Chicago, IL 60601
------------------------------------------------------------------------------
SHAREHOLDER                       KEMPER SERVICE COMPANY
SERVICE AGENT                     P.O. Box 219557
                                  Kansas City, MO 64121
------------------------------------------------------------------------------
CUSTODIAN AGENT                   STATE STREET BANK AND TRUST COMPANY
                                  225 Franklin Street
                                  Boston, MA 02110
------------------------------------------------------------------------------
TRANSFER AGENT                    INVESTORS FIDUCIARY TRUST COMPANY
                                  801 Pennsylvania Avenue
                                  Kansas City, MO 64105
------------------------------------------------------------------------------
INDEPENDENT AUDITORS              ERNST & YOUNG LLP
                                  233 South Wacker Drive
                                  Chicago, IL 60606
------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER             KEMPER DISTRIBUTORS, INC.
                                  222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.

This report is not to be distributed unless preceded or accompanied by a Kemper Equity Funds/Growth Style prospectus.

KTF - 2 (12/23/99)  109660